Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004

OPERATING REVENUE:
Management fee revenue-net	$228,349	$232,837	$686,475	$684,539
Premiums earned	53,908	52,862	161,721	154,576
Service agreement revenue	5,294	5,384	15,440	16,207

Total operating revenue	287,551	291,083	863,636	855,322

OPERATING EXPENSES:
Cost of management operations	184,056	177,659	539,228	521,599
Losses and loss adjustment expenses incurred	36,995	34,602	103,457	112,642
Policy acquisition and other underwriting expenses	12,637	12,153	36,836	35,906

Total operating expenses	233,688	224,414	679,521	670,147

Investment income — Unaffiliated
Investment income, net of expenses	14,755	14,795	45,158	45,086
Net realized gains on investments	1,765	859	16,457	6,743
Equity in earnings of limited
partnerships	8,032	3,845	30,788	5,727

Total investment income — unaffiliated	24,552	19,499	92,403	57,556

Income before income taxes and equity in earnings of Erie Family
Life Insurance Company	78,415	86,168	276,518	242,731
Provision for income taxes	25,930	29,141	92,241	81,865
Equity in earnings of Erie Family Life Insurance Company, net of tax	520	1,539	2,667	4,227

Net income	$53,005	$58,566	$186,944	$165,093

Net income per share — basic
Class A common stock	$0.84	$0.92	$2.97	$2.58

Class B common stock	$128.01	$139.84	$450.68	$393.52

Net income per share — diluted	$0.76	$0.83	$2.69	$2.34

Weighted average shares outstanding

Basic:
Class A common stock	62,415,372	63,279,022	62,650,810	63,676,870

Class B common stock	2,843	2,878	2,846	2,878

Diluted shares	69,320,147	70,259,227	69,562,785	70,657,075

Dividends declared per share
Class A non-voting common	$0.325	$0.215	$0.975	$0.645

Class B common	$48.75	$32.25	$146.25	$96.75

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004

MANAGEMENT OPERATIONS
Management fee revenue	$241,639	$246,388	$726,429	$724,379
Service agreement revenue	5,294	5,384	15,440	16,207

Total revenue from management operations	246,933	251,772	741,869	740,586
Cost of management operations	194,768	187,998	570,612	551,957

Income from management operations	52,165	63,774	171,257	188,629

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	53,908	52,862	161,721	154,576

Losses and loss adjustment expenses incurred	36,995	34,602	103,457	112,642
Policy acquisition and other underwriting expenses	15,215	15,365	45,407	45,389

Total losses and expenses	52,210	49,967	148,864	158,031

Underwriting gain (loss)	1,698	2,895	12,857	(3,455)

INVESTMENT OPERATIONS
Net investment income	14,755	14,795	45,158	45,086
Net realized gains on investments	1,765	859	16,457	6,743
Equity in earnings of limited	8,032	3,845	30,788	5,727
partnerships
Equity in earnings of Erie Family Life Insurance Company	560	1,654	2,868	4,545

Net revenue from investment operations	25,112	21,153	95,271	62,101

Income before income taxes	78,975	87,822	279,385	247,275
Provision for income taxes	25,970	29,256	92,441	82,182

Net income	$53,005	$58,566	$186,944	$165,093

Net income per share – Class A basic	$0.84	$0.92	$2.97	$2.58

Net income per share – Class B basic	$128.01	$139.84	$450.68	$393.52

Net income per share — diluted	$0.76	$0.83	$2.69	$2.34

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	69,320	70,259	69,563	70,657

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Amounts in thousands, except per share data)

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended Septmber 30, 2005 and 2004:

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004
(in thousands)
Operating income	$51,858	$58,007	$176,247	$160,710
Net realized gains on investments	1,765	859	16,457	6,743
Income tax expense on realized gains	(618)	(300)	(5,760)	(2,360)

Realized gains, net of income tax expense	1,147	559	10,697	4,383

Net income	$53,005	$58,566	$186,944	$165,093

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004
Per Share Information – Diluted
Operating income	$0.74	$0.82	$2.54	$2.28
Net realized gains on investments	0.03	0.01	0.24	0.10
Income tax expense on realized gains	(0.01)	(0.00)	(0.09)	(0.04)

Realized gains, net of income tax expense	0.02	0.01	0.15	0.06

Net income	$0.76	$0.83	$2.69	$2.34

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	September 30	December 31
	2005	2004
	(Unaudited)
ASSETS
Investments
Fixed maturities	$988,333	$974,512
Equity securities
Preferred stock	169,489	143,851
Common stock	92,690	58,843
Other invested assets	136,151	135,508

Total investments	1,386,663	1,312,714
Cash and cash equivalents	42,735	50,061
Equity in Erie Family Life Insurance Company	56,773	58,728
Premiums receivable from policyholders	287,152	275,721
Receivables from affiliates	1,180,095	1,145,238
Other assets	161,988	137,282

Total assets	$3,115,406	$2,979,744

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$985,836	$943,034
Unearned premiums	480,404	472,553
Other liabilities	336,887	297,276

Total liabilities	1,803,127	1,712,863
Total shareholders’ equity	1,312,279	1,266,881

Total liabilities and shareholders’ equity	$3,115,406	$2,979,744

Book value per share	$19.03	$18.14

Shares outstanding	68,947	69,852

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2005	2004	2005	2004
(In thousands) (Unaudited)
Statutory Accounting Basis
Premiums earned	$945,738	$937,357	$2,836,427	$2,741,960
Losses and loss adjustment expenses	597,252	573,469	1,731,561	1,830,851
Insurance underwriting and other expenses	263,615	271,124	793,490	790,224

Net underwriting gain	84,871	92,764	311,376	120,885
Net investment income	104,839	70,685	285,357	202,179
Net realized gains	70,268	45,371	441,573	76,550
Federal income tax expense	97,015	63,525	349,170	119,725

Net income	$162,963	$145,295	$689,136	$279,889

(In thousands)
	As of	As of
	September 30	Dec. 31
	2005	2004
Statutory Accounting Basis
	(Unaudited)
Cash and invested assets	$7,787,175	$7,199,447
Other assets	1,199,773	1,070,315

Total assets	$8,986,948	$8,269,762

Claims and unearned premium reserves	$5,081,742	$4,973,136
Other liabilities	644,758	492,568

Total liabilities	5,726,500	5,465,704
Policyholders’ surplus	3,260,448	2,804,058

Total liabilities and policyholders’ surplus	$8,986,948	$8,269,762

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2005	2004	2005	2004
(Dollars in thousands)
(Unaudited)
Underwriting results of the Property and Casualty Group-(SAP Basis)
Direct underwriting results
Direct written premium	$1,024,165	$1,045,785	$3,062,437	$3,084,470

Premiums earned	1,005,571	998,231	3,009,496	2,900,590
Loss and loss adjustment expenses incurred	686,611	604,944	1,865,169	1,911,122
Policy acquisition and other underwriting expenses	280,968	289,371	845,087	841,688

Direct underwriting income	37,992	103,916	299,240	147,780

Nonaffiliated reinsurance underwriting results-net
Assumed voluntary-less ceded retrocessions	48,903	6,029	50,802	9,874
Assumed involuntary	(2,717)	(5,992)	(15,889)	(14,860)
Ceded reinsurance	(2,538)	8,023	9,485	24,387

Nonaffiliated reinsurance underwriting gain (loss)	48,724	(7,986)	25,428	(29,373)
Net Underwriting Income (SAP Basis)	$86,716	$95,930	$324,668	$118,407

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP basis)	$4,769	$5,276	$17,857	$6,512
Excess-of-loss premiums ceded to the Exchange	(844)	(842)	(2,531)	(2,524)
Excess-of-loss changes to recoveries under the agreement	(2,166)	(1,159)	(2,341)	(6,088)
SAP to GAAP adjustments	(61)	(380)	(128)	(1,355)

Indemnity Underwriting Income (Loss) before tax- (GAAP Basis)	$1,698	$2,895	$12,857	$(3,455)

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	63.4%	61.4%	61.2%	67.1%
Underwriting ratio	26.5	26.9	26.7	26.4
Policyholder dividends ratio	0.6	0.3	0.5	0.4

Statutory combined ratio	90.5	88.6	88.4	93.9

Adjusted combined ratio, excluding profit component	85.9	83.0	83.3	88.3
Loss ratio points from prior accident year reserve development-(redundancy) deficiency	(1.8)	(2.3)	(3.3)	(2.5)
Loss ratio points from salvage and subrogation recoveries collected	(0.8)	(0.9)	(1.7)	(1.8)

Total loss ratio point impact from accident years	(2.6)	(3.2)	(5.0)	(4.3)

Loss ratio points from catastrophes	0.5	3.6	0.5	2.2
Erie Indemnity Company
GAAP combined ratio	96.9	94.5	92.1	102.2
GAAP loss ratio points from catastrophes	0.5	3.7	0.5	2.3

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

	Three months	Three months		Nine months	Nine months
	ended	ended		ended	ended
	September 30	September 30%		September 30	September 30%
	2005	2004	Change	2005	2004	Change
(in thousands)
Private passenger auto	$120,879	$126,724	-4.6	$354,022	$362,672	-2.4
Commercial auto	18,707	18,587	0.6	61,026	59,956	1.8
Homeowners	49,107	49,962	-1.7	133,825	132,615	0.9
Commercial multi-peril	24,730	25,192	-1.8	81,662	80,302	1.7
Workers’ compensation	19,559	20,491	-4.5	65,567	64,319	1.9
All other lines of business	10,257	10,032	2.2	31,227	30,215	3.3

	243,239	250,988	-3.1	727,329	730,079	-0.4
Change in allowance for management fee returned on cancelled policies	(1,600)	(4,600)	N/A	(900)	(5,700)	N/A

Management fee revenue, after changes in allowance	$241,639	$246,388	-1.9%	$726,429	$724,379	0.3%

Growth rates of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
09/30/2003	1,666,285	7.2	1,316,775	10.6	269,640	12.2	3,252,700	9.0

12/31/2003	1,672,621	5.1	1,327,842	7.9	272,547	9.2	3,273,010	6.6

03/31/2004	1,678,496	3.4	1,335,763	5.8	275,970	7.2	3,290,229	4.7

06/30/2004	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/2004	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/2004	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
09/30/2003	114,339	8.5	205,127	10.5	62,396	8.8	85,789	9.8	467,651	9.7

12/31/2003	115,171	6.6	206,533	8.3	62,282	5.7	86,409	8.3	470,395	7.5

03/31/2004	115,760	5.3	206,937	6.2	61,378	2.1	86,344	6.1	470,419	5.4

06/30/2004	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/2004	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/2004	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
09/30/2003	3,720,351	9.0

12/31/2003	3,743,405	6.7

03/31/2004	3,760,648	4.7

06/30/2004	3,787,242	3.2

09/30/2004	3,787,053	1.8

12/31/2004	3,771,105	0.7

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

*CML = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
09/30/2003	91.9	90.4	90.1	88.0	88.9	88.4	90.6

12/31/2003	91.6	89.8	89.5	87.5	88.1	88.2	90.2

03/31/2004	91.2	89.7	89.0	87.6	88.1	87.5	89.8

06/30/2004	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/2004	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/2004	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

*CML = Commercial

ERIE INDEMNITY COMPANY

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three months	Three months ended	Nine months	Nine months
	ended	September 30	ended	ended
	September 30	2004	September 30	September 30
	2005	—	2005	2004

Private passenger auto	97.6%	85.3%	92.1%	91.7%
Home protector	71.5%	74.4%	69.1%	77.5%
Other personal lines	89.3%	88.4%	71.4%	79.1%
Total personal	90.5%	82.7%	85.3%	87.8%
Commercial multi-peril	88.9%	59.8%	74.0%	78.0%
Commercial auto	88.6%	96.0%	83.1%	89.8%
Workers’ compensation	108.9%	101.2%	96.7%	103.7%
Other commercial lines	54.1%	90.7%	56.0%	75.9%
Total commercial	92.6%	84.1%	82.1%	88.9%
Grand total-direct business only	91.0%	82.9%	84.4%	88.1%